UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2007
Date of Report (Date of earliest event reported)

CELSIUS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-129847	20-2745790
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

140 NE 4th Avenue, Suite C, Delray Beach, FL	33483
(Address of principal executive offices)	(Zip Code)

(561) 276-2239
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 19, 2007, we entered into a securities purchase agreement with Golden Gate Investors, Inc (“GGI”). The agreement includes four tranches of $1,500,000 each.  Each tranche consists of a 7.75% convertible debenture (the “Debenture”) issued by the Company, in exchange for $250,000 in cash and a promissory note for $1,250,000 issued by GGI which matures on February 1, 2012. The promissory note contains a prepayment provision which requires GGI to make prepayments of interest and principal of $250,000 monthly upon satisfaction of certain conditions. One of the conditions to prepayment is that Company’s shares issued pursuant to the conversion rights under Debenture must be freely tradable under Rule 144 of the Securities Act of 1933. The Debenture can be converted at any time with a conversion price as the lower of (i) $1.00, or (ii) 80% of the average of the three lowest daily volume weighted average price during the 20 trading days prior to GGI’s election to convert. The Company is not required to issue the shares unless a corresponding payment has been made on the promissory note.

Tranches 2, 3 and 4 can be consummated at the election of GGI at any time beginning upon the execution of the Debenture, or successive debenture, until the balance due under the Debenture, or each successive debenture, decreases below $250,000. Tranches 2, 3 and 4 of the agreement with Golden Gate Investors, Inc. may be rescinded and not effectuated by either party, subject to payment of a penalty.

The foregoing description is qualified in their entirety by reference to the full text of the respective agreement, note and debenture, a copy of each of which is attached hereto, and each of which is incorporated herein in its entirety by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 9.01	Exhibits

(a) Exhibits.

10.2	Secured promissory note issued by Golden Gate Investors, Inc. dated December 19, 2007

10.3	Secured purchase agreement between Celsius Holdings, Inc. and Golden Gate Investors, Inc. dated December 19, 2007

10.4	7 ¾% Convertible Debenture issued by Celsius Holdings, Inc. dated December 19, 2007

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

DATE: January 9, 2008	By: /s/Jan Norelid
Jan Norelid
Chief Financial Officer

EXHIBIT

Index

10.2	Secured promissory note issued by Golden Gate Investors, Inc. dated December 19, 2007

10.3	Secured purchase agreement between Celsius Holdings, Inc. and Golden Gate Investors, Inc. dated December 19, 2007

10.4	7 ¾% Convertible Debenture issued by Celsius Holdings, Inc. dated December 19, 2007